UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number	811-07507

DWS Investments VIT Funds

(Exact Name of Registrant as Specified in Charter)

Two International Place

Boston, MA 02110

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	12/31

Date of reporting period:	12/31/06

ITEM 1.               REPORT TO STOCKHOLDERS

December 31, 2006

ANNUAL REPORT

DWS INVESTMENTS VIT FUNDS

DWS Equity 500 Index VIP

Contents

click here Performance Summary

click here Information About Your Portfolio's Expenses

click here Management Summary

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Report of Independent Registered Public Accounting Firm click here Tax Information

click here Proxy Voting

click here Investment Management Agreement Approval

click here Trustees and Officers

Performance Summary December 31, 2006

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A, B and B2 differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Portfolio returns during all periods shown reflect a fee waiver/and or reimbursement. Without this waiver/reimbursement, returns would have been lower.

Growth of an Assumed $10,000 Investment
[] DWS Equity 500 Index VIP — Class A [] S&P 500® Index

The Standard & Poor's (S&P) 500® Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Yearly periods ended December 31
Comparative Results (as of December 31, 2006)
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Portfolio*
Class A	Growth of $10,000	$11,552	$13,373	$13,314	$16,756
	Average annual total return	15.52%	10.17%	5.89%	5.74%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	$13,503	$17,315
	Average annual total return	15.79%	10.44%	6.19%	6.11%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class**
Class B	Growth of $10,000	$11,524	$13,275	N/A	$13,989
	Average annual total return	15.24%	9.90%	N/A	7.46%
S&P 500 Index	Growth of $10,000	$11,579	$13,470	N/A	$14,335
	Average annual total return	15.79%	10.44%	N/A	8.02%
DWS Equity 500 Index VIP		1-Year	3-Year	5-Year	Life of Class***
Class B2	Growth of $10,000	$11,520	N/A	N/A	$11,654
	Average annual total return	15.20%	N/A	N/A	12.66%
S&P 500 Index	Growth of $10,000	$11,579	N/A	N/A	$11,821
	Average annual total return	15.79%	N/A	N/A	14.32%

The growth of $10,000 is cumulative.

* The Portfolio commenced operations on October 1, 1997. Index returns began on September 30, 1997.
** The Portfolio commenced offering Class B shares on April 30, 2002. Index returns began on April 30, 2002.
*** The Portfolio commenced offering Class B2 shares on September 16, 2005. Index returns began on September 30, 2005.

Information concerning portfolio holdings of the Portfolio as of a month end will be posted to www.dws-scudder.com on or after the last day of the following month.

Information About Your Portfolio's Expenses

As an investor of the Portfolio, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Portfolio expenses. Examples of transaction costs include contract charges, redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Portfolio and to help you compare these expenses with the ongoing expenses of investing in other mutual portfolios. In the most recent period, the Portfolio limited these expenses; had it not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period (July 1, 2006 to December 31, 2006).

The tables illustrate your Portfolio's expenses in two ways:

Actual Portfolio Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Portfolio using the Portfolio's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Portfolio Return. This helps you to compare your Portfolio's ongoing expenses (but not transaction costs) with those of other mutual funds using the Portfolio's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical Portfolio return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended December 31, 2006
Actual Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,126.40	$ 1,124.80	$ 1,124.80
Expenses Paid per $1,000*	$ 1.50	$ 2.84	$ 3.37
Hypothetical 5% Portfolio Return	Class A	Class B	Class B2
Beginning Account Value 7/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 12/31/06	$ 1,023.79	$ 1,022.53	$ 1,022.03
Expenses Paid per $1,000*	$ 1.43	$ 2.70	$ 3.21
* Expenses are equal to the Portfolio's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class B2
DWS Equity 500 Index VIP	.28%	.53%	.63%

For more information, please refer to the Portfolio's prospectus.

These tables do not reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option.

Management Summary December 31, 2006

After several years of above-trend growth, during 2006 the US economy expanded at a pace slightly below most estimates of the economy's potential, while core inflation increased somewhat, to a rate slightly above the US Federal Reserve (the "Fed") Board's desired range. Despite a slump in housing, consumer spending held up reasonably well. Trends in business investment also remained fairly positive. After raising interest rates fairly steadily for two years, the Fed stopped tightening in the last half of 2006 because they believed the moderation in economic growth, together with tame inflation expectations and receding energy prices, would help bring core inflation down. The main question now is whether the current slowdown will help contain inflation without moving into a period of growth well below trend.

Both stocks and bonds had positive returns in 2006, with stocks much stronger than bonds. The broad equity market, as measured by the S&P 500® Index, had a return of 15.79%. The Portfolio returned 15.52% (Class A shares, unadjusted for contract charges). Since the Portfolio's investment strategy is to replicate, as closely as possible, before the deduction of expenses, the performance of the S&P 500 Index, the Portfolio's return is normally quite close to return of the index.

In 2006, all the 10 industry sectors within the S&P 500 had positive returns. The strongest sector was telecommunication services, with a return of 36.72%, followed by utilities, which had a return of 21.47%. The weakest sectors were health care with a return of 7.65%, and information technology which returned 8.67%.

Chad M. Rakvin, CFA

Vice President
Northern Trust Investments, N.A. (NTI), Subadvisor to the Portfolio

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when sold, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Please contact your participating insurance company for the Portfolio's most recent month-end performance. Performance figures for Classes A and B differ because each class maintains a distinct expense structure. Performance doesn't reflect charges and fees ("contract charges") associated with the separate account that invests in the Portfolio or any variable life insurance policy or variable annuity contract for which the Portfolio is an investment option. These charges and fees will reduce returns.

Risk Considerations

The Portfolio is subject to investment risks, including possible loss of principal amount invested. The Portfolio may not be able to mirror the S&P 500 index closely enough to track its performance for several reasons, including the Portfolio's cost to buy and sell securities, the flow of money into and out of the Portfolio and the potential underperformance of stocks selected. Please read this Portfolio's prospectus for specific details regarding its investments and risk profile.

The Standard & Poor's 500 (S&P 500) Index is an unmanaged, capitalization-weighted index of 500 stocks. The index is designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. It is not possible to invest directly into an index.

"Standard & Poor's," "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the Portfolio's investment advisor. This Portfolio is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the Portfolio.

Index returns assume reinvestment of dividends and, unlike portfolio returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Portfolio management market commentary is as of December 31, 2006, and may not come to pass. This information is subject to change at any time based on market and other conditions and should not be construed as a recommendation.

Portfolio Summary

Asset Allocation (Excludes Securities Lending Collateral)	12/31/06	12/31/05

Common Stocks	97%	98%
Cash Equivalents	3%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	12/31/06	12/31/05

Financials	22%	22%
Information Technology	15%	15%
Health Care	12%	13%
Industrials	11%	11%
Energy	10%	9%
Consumer Staples	9%	10%
Consumer Discretionary	11%	11%
Utilities	4%	3%
Telecommunication Services	3%	3%
Materials	3%	3%
	100%	100%
Ten Largest Equity Holdings (19.5% of Net Assets)
1. ExxonMobil Corp. Explorer and producer of oil and gas	3.4%
2. General Electric Co. Industrial conglomerate	2.9%
3. Citigroup, Inc. Provider of diversified financial services	2.1%
4. Microsoft Corp. Developer of computer software	2.0%
5. Bank of America Corp. Provider of commercial banking services	1.8%
6. Procter & Gamble Co. Manufacturer of diversified consumer products	1.6%
7. Johnson & Johnson Provider of health care products	1.5%
8. Pfizer, Inc. Manufacturer of prescription pharmaceuticals and nonprescription self medications	1.4%
9. American International Group, Inc. Provider of insurance services	1.4%
10. Altria Group, Inc. Parent company operating in the tobacco and food industries	1.4%

Asset allocation, sector diversification, and holdings are subject to change.

For more complete details about the Portfolio's investment portfolio, see page 7. Information concerning portfolio holdings of the Portfolio as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Portfolio's top ten holdings and other information about the Portfolio is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end.

Following the Portfolio's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio December 31, 2006

	Shares	Value ($)

Common Stocks 97.1%
Consumer Discretionary 10.3%
Auto Components 0.1%
Goodyear Tire & Rubber Co.* (a)	18,694	392,387
Johnson Controls, Inc.	22,046	1,894,192
		2,286,579
Automobiles 0.4%
Ford Motor Co. (a)	221,975	1,667,032
General Motors Corp.	66,766	2,051,052
Harley-Davidson, Inc.	32,086	2,261,100
		5,979,184
Distributors 0.1%
Genuine Parts Co.	19,309	915,826
Diversified Consumer Services 0.1%
Apollo Group, Inc. "A"*	17,044	664,205
H&R Block, Inc.	34,696	799,396
		1,463,601
Hotels Restaurants & Leisure 1.6%
Carnival Corp.	50,846	2,493,996
Darden Restaurants, Inc.	15,254	612,753
Harrah's Entertainment, Inc.	22,119	1,829,684
Hilton Hotels Corp.	42,532	1,484,367
International Game Technology	41,356	1,910,647
Marriott International, Inc. "A"	38,240	1,824,813
McDonald's Corp.	145,191	6,436,317
Starbucks Corp.*	92,228	3,266,716
Starwood Hotels & Resorts Worldwide, Inc.	27,625	1,726,562
Wendy's International, Inc.	12,411	410,680
Wyndham Worldwide Corp.*	24,837	795,281
YUM! Brands, Inc.	34,058	2,002,610
		24,794,426
Household Durables 0.6%
Black & Decker Corp.	8,122	649,516
Centex Corp.	15,335	862,900
D.R. Horton, Inc.	29,900	792,051
Fortune Brands, Inc.	18,555	1,584,411
Harman International Industries, Inc.	7,100	709,361
KB Home	9,892	507,262
Leggett & Platt, Inc.	19,064	455,630
Lennar Corp. "A"	18,100	949,526
Newell Rubbermaid, Inc.	29,197	845,253
Pulte Homes, Inc.	23,082	764,476
Snap-on, Inc.	8,693	414,135
The Stanley Works	9,756	490,629
Whirlpool Corp.	10,088	837,506
		9,862,656
Internet & Catalog Retail 0.2%
Amazon.com, Inc.*	38,528	1,520,315
IAC/InterActiveCorp.*	26,300	977,308
		2,497,623
Leisure Equipment & Products 0.2%
Brunswick Corp.	11,006	351,091
Eastman Kodak Co.	31,107	802,561
Hasbro, Inc.	17,986	490,118
Mattel, Inc.	41,798	947,143
		2,590,913
	Shares	Value ($)

Media 3.6%
CBS Corp. "B"	88,087	2,746,553
Clear Channel Communications, Inc.	60,252	2,141,356
Comcast Corp. "A"*	247,058	10,457,965
Dow Jones & Co., Inc.	6,261	237,918
E.W. Scripps Co. "A"	11,900	594,286
Gannett Co., Inc.	25,942	1,568,453
Interpublic Group of Companies, Inc.*	46,397	567,899
McGraw-Hill Companies, Inc.	42,664	2,902,005
Meredith Corp.	4,624	260,562
New York Times Co. "A"	20,810	506,932
News Corp. "A"	282,154	6,060,668
Omnicom Group, Inc.	21,516	2,249,283
The DIRECTV Group, Inc.*	91,900	2,291,986
The Walt Disney Co.	246,680	8,453,724
Time Warner, Inc.	477,730	10,404,959
Tribune Co.	25,983	799,757
Univision Communications, Inc. "A"*	27,093	959,634
Viacom, Inc. "B"*	86,087	3,532,150
		56,736,090
Multiline Retail 1.1%
Big Lots, Inc.*	11,792	270,273
Dillard's, Inc. "A"	7,151	250,070
Dollar General Corp.	41,184	661,415
Family Dollar Stores, Inc.	20,370	597,452
Federated Department Stores, Inc.	62,808	2,394,869
J.C. Penney Co., Inc.	26,522	2,051,742
Kohl's Corp.*	38,678	2,646,736
Nordstrom, Inc.	28,748	1,418,426
Sears Holdings Corp.*	9,843	1,652,935
Target Corp.	101,310	5,779,736
		17,723,654
Specialty Retail 1.9%
AutoNation, Inc.*	21,151	450,939
AutoZone, Inc.*	5,791	669,208
Bed Bath & Beyond, Inc.*	35,516	1,353,160
Best Buy Co., Inc.	48,036	2,362,891
Circuit City Stores, Inc.	16,230	308,045
Home Depot, Inc.	241,199	9,686,552
Limited Brands, Inc.	37,870	1,095,958
Lowe's Companies, Inc.	180,400	5,619,460
Office Depot, Inc.*	32,303	1,233,005
OfficeMax, Inc.	7,441	369,446
RadioShack Corp.	14,545	244,065
Staples, Inc.	92,289	2,464,116
The Gap, Inc.	67,932	1,324,674
The Sherwin-Williams Co.	11,689	743,187
Tiffany & Co.	14,900	584,676
TJX Companies, Inc.	51,558	1,470,434
		29,979,816
Textiles, Apparel & Luxury Goods 0.4%
Coach, Inc.*	45,600	1,958,976
Jones Apparel Group, Inc.	11,994	400,960
Liz Claiborne, Inc.	10,724	466,065
NIKE, Inc. "B"	23,275	2,304,923
VF Corp.	9,787	803,317
		5,934,241
	Shares	Value ($)

Consumer Staples 9.0%
Beverages 2.0%
Anheuser-Busch Companies, Inc.	90,709	4,462,883
Brown-Forman Corp. "B"	8,780	581,587
Coca-Cola Co.	240,614	11,609,626
Coca-Cola Enterprises, Inc.	38,450	785,149
Constellation Brands, Inc. "A"*	22,300	647,146
Molson Coors Brewing Co. "B"	5,492	419,808
Pepsi Bottling Group, Inc.	15,111	467,081
PepsiCo, Inc.	194,646	12,175,107
		31,148,387
Food & Staples Retailing 2.1%
Costco Wholesale Corp.	53,545	2,830,924
CVS Corp.	94,634	2,925,137
Kroger Co.	81,463	1,879,351
Safeway, Inc.	52,827	1,825,701
SUPERVALU, Inc.	26,648	952,666
Sysco Corp.	70,257	2,582,647
Wal-Mart Stores, Inc.	290,327	13,407,301
Walgreen Co.	121,496	5,575,452
Whole Foods Market, Inc.	17,700	830,661
		32,809,840
Food Products 1.1%
Archer-Daniels-Midland Co.	78,207	2,499,495
Campbell Soup Co.	27,785	1,080,558
ConAgra Foods, Inc.	62,605	1,690,335
Dean Foods Co.*	14,400	608,832
General Mills, Inc.	39,128	2,253,773
H.J. Heinz Co.	42,379	1,907,479
Kellogg Co.	26,932	1,348,216
McCormick & Co., Inc.	18,414	710,044
Sara Lee Corp.	96,039	1,635,544
The Hershey Co.	18,946	943,511
Tyson Foods, Inc. "A"	34,400	565,880
Wm. Wrigley Jr. Co.	24,833	1,284,363
		16,528,030
Household Products 2.1%
Clorox Co.	16,030	1,028,324
Colgate-Palmolive Co.	62,821	4,098,442
Kimberly-Clark Corp.	53,947	3,665,699
Procter & Gamble Co.	374,755	24,085,504
		32,877,969
Personal Products 0.2%
Avon Products, Inc.	49,870	1,647,705
Estee Lauder Companies, Inc. "A"	13,200	538,824
		2,186,529
Tobacco 1.5%
Altria Group, Inc.	245,470	21,066,236
Reynolds American, Inc.	22,028	1,442,173
UST, Inc.	20,835	1,212,597
		23,721,006
Energy 9.5%
Energy Equipment & Services 1.7%
Baker Hughes, Inc.	40,071	2,991,701
BJ Services Co.	38,286	1,122,545
Halliburton Co.	121,682	3,778,226
Nabors Industries Ltd.*	36,996	1,101,741
National-Oilwell Varco, Inc.*	19,800	1,211,364
Noble Corp.	17,395	1,324,629
Rowan Companies, Inc.	11,582	384,522
	Shares	Value ($)

Schlumberger Ltd.	139,818	8,830,905
Smith International, Inc.	23,700	973,359
Transocean, Inc.*	34,503	2,790,948
Weatherford International Ltd.*	40,244	1,681,797
		26,191,737
Oil, Gas & Consumable Fuels 7.8%
Anadarko Petroleum Corp.	52,014	2,263,649
Apache Corp.	37,153	2,471,046
Chesapeake Energy Corp.	47,300	1,374,065
Chevron Corp.	259,382	19,072,358
ConocoPhillips	194,142	13,968,517
CONSOL Energy, Inc.	21,200	681,156
Devon Energy Corp.	54,092	3,628,491
El Paso Corp.	85,054	1,299,625
EOG Resources, Inc.	27,157	1,695,955
ExxonMobil Corp.	688,804	52,783,051
Hess Corp.	31,950	1,583,762
Kinder Morgan, Inc.	13,922	1,472,252
Marathon Oil Corp.	41,571	3,845,317
Murphy Oil Corp.	20,300	1,032,255
Occidental Petroleum Corp.	101,788	4,970,308
Peabody Energy Corp.	31,200	1,260,792
Sunoco, Inc.	16,516	1,029,938
Valero Energy Corp.	72,372	3,702,552
Williams Companies, Inc.	67,387	1,760,148
XTO Energy, Inc.	45,608	2,145,856
		122,041,093
Financials 21.6%
Capital Markets 3.7%
Ameriprise Financial, Inc.	26,705	1,455,423
Bank of New York Co., Inc.	94,984	3,739,520
Bear Stearns Companies, Inc.	13,830	2,251,247
Charles Schwab Corp.	127,489	2,465,637
E*TRADE Financial Corp.*	49,100	1,100,822
Federated Investors, Inc. "B"	8,900	300,642
Franklin Resources, Inc.	18,552	2,043,874
Janus Capital Group, Inc.	22,371	482,990
Legg Mason, Inc.	16,200	1,539,810
Lehman Brothers Holdings, Inc.	65,142	5,088,893
Mellon Financial Corp.	45,075	1,899,911
Merrill Lynch & Co., Inc.	104,572	9,735,653
Morgan Stanley	127,340	10,369,296
Northern Trust Corp.	20,549	1,247,119
State Street Corp.	41,165	2,776,168
T. Rowe Price Group, Inc.	33,020	1,445,285
The Goldman Sachs Group, Inc.	50,933	10,153,494
		58,095,784
Commercial Banks 4.1%
BB&T Corp.	61,334	2,694,403
Comerica, Inc.	17,137	1,005,599
Commerce Bancorp, Inc. (a)	21,700	765,359
Compass Bancshares, Inc.	17,500	1,043,875
Fifth Third Bancorp.	65,906	2,697,533
First Horizon National Corp.	13,298	555,590
Huntington Bancshares, Inc.	34,560	820,800
KeyCorp.	43,829	1,666,817
M&T Bank Corp.	8,450	1,032,252
Marshall & Ilsley Corp.	27,154	1,306,379
National City Corp.	75,376	2,755,747
PNC Financial Services Group, Inc.	32,826	2,430,437
Regions Financial Corp.	86,261	3,226,161
SunTrust Banks, Inc.	45,371	3,831,581
	Shares	Value ($)

Synovus Financial Corp.	41,003	1,264,122
US Bancorp.	214,954	7,779,185
Wachovia Corp.	225,999	12,870,643
Wells Fargo & Co.	394,848	14,040,795
Zions Bancorp.	14,211	1,171,555
		62,958,833
Consumer Finance 1.0%
American Express Co.	143,425	8,701,595
Capital One Financial Corp.	51,502	3,956,384
SLM Corp.	50,178	2,447,181
		15,105,160
Diversified Financial Services 5.5%
Bank of America Corp.	533,486	28,482,817
Chicago Mercantile Exchange Holdings, Inc.	4,100	2,089,975
CIT Group, Inc.	24,324	1,356,549
Citigroup, Inc.	582,631	32,452,547
JPMorgan Chase & Co.	409,162	19,762,525
Moody's Corp.	29,352	2,027,049
		86,171,462
Insurance 4.7%
ACE Ltd.	36,476	2,209,351
Aflac, Inc.	55,637	2,559,302
Allstate Corp.	77,256	5,030,138
Ambac Financial Group, Inc.	12,778	1,138,136
American International Group, Inc.	304,681	21,833,440
Aon Corp.	35,283	1,246,901
Chubb Corp.	49,170	2,601,585
Cincinnati Financial Corp.	22,909	1,038,007
Genworth Financial, Inc. "A"	50,200	1,717,342
Hartford Financial Services Group, Inc.	37,434	3,492,966
Lincoln National Corp.	32,569	2,162,582
Loews Corp.	51,770	2,146,902
Marsh & McLennan Companies, Inc.	62,313	1,910,517
MBIA, Inc.	14,164	1,034,822
MetLife, Inc.	92,432	5,454,412
Principal Financial Group, Inc.	30,211	1,773,386
Progressive Corp.	87,956	2,130,294
Prudential Financial, Inc.	59,663	5,122,665
Safeco Corp.	15,618	976,906
The St. Paul Travelers Companies, Inc.	84,771	4,551,355
Torchmark Corp.	10,910	695,622
UnumProvident Corp.	39,565	822,161
XL Capital Ltd. "A"	19,677	1,417,138
		73,065,930
Real Estate Investment Trusts 1.1%
Apartment Investment & Management Co. "A" (REIT)	9,600	537,792
Archstone-Smith Trust (REIT)	22,800	1,327,188
Boston Properties, Inc. (REIT)	14,800	1,655,824
Equity Office Properties Trust (REIT)	45,720	2,202,332
Equity Residential (REIT)	31,630	1,605,223
Kimco Realty Corp. (REIT)	22,600	1,015,870
Plum Creek Timber Co., Inc. (REIT)	20,800	828,880
ProLogis (REIT)	26,700	1,622,559
Public Storage, Inc. (REIT)	11,846	1,154,985
Simon Property Group, Inc. (REIT)	27,341	2,769,370
Vornado Realty Trust (REIT)	16,000	1,944,000
		16,664,023
	Shares	Value ($)

Real Estate Management & Development 0.1%
CB Richard Ellis Group, Inc. "A"*	21,600	717,120
Realogy Corp.*	29,508	894,683
		1,611,803
Thrifts & Mortgage Finance 1.4%
Countrywide Financial Corp.	74,338	3,155,648
Fannie Mae	112,650	6,690,283
Freddie Mac	80,063	5,436,278
MGIC Investment Corp.	9,242	577,995
Sovereign Bancorp, Inc.	39,498	1,002,854
Washington Mutual, Inc.	111,143	5,055,895
		21,918,953
Health Care 11.7%
Biotechnology 1.3%
Amgen, Inc.*	137,816	9,414,211
Biogen Idec, Inc.*	39,660	1,950,875
Celgene Corp.*	43,800	2,519,814
Genzyme Corp.*	29,803	1,835,269
Gilead Sciences, Inc.* (a)	55,586	3,609,199
MedImmune, Inc.*	30,675	992,950
		20,322,318
Health Care Equipment & Supplies 1.6%
Bausch & Lomb, Inc.	7,436	387,118
Baxter International, Inc.	75,103	3,484,028
Becton, Dickinson & Co.	27,978	1,962,657
Biomet, Inc.	31,243	1,289,399
Boston Scientific Corp.*	143,565	2,466,447
C.R. Bard, Inc.	10,998	912,504
Hospira, Inc.*	17,020	571,531
Medtronic, Inc.	135,625	7,257,294
St. Jude Medical, Inc.*	40,788	1,491,209
Stryker Corp. (a)	35,382	1,949,902
Zimmer Holdings, Inc.*	28,084	2,201,224
		23,973,313
Health Care Providers & Services 2.4%
Aetna, Inc.	64,772	2,796,855
AmerisourceBergen Corp.	23,982	1,078,231
Cardinal Health, Inc.	47,700	3,073,311
Caremark Rx, Inc.	52,177	2,979,828
CIGNA Corp.	13,735	1,807,114
Coventry Health Care, Inc.*	17,595	880,630
Express Scripts, Inc.*	17,434	1,248,274
Health Management Associates, Inc. "A"	25,402	536,236
Humana, Inc.*	18,375	1,016,321
Laboratory Corp. of America Holdings*	15,191	1,116,083
Manor Care, Inc.	8,338	391,219
McKesson Corp.	36,715	1,861,451
Medco Health Solutions, Inc.*	35,964	1,921,916
Patterson Companies, Inc.*	18,500	656,935
Quest Diagnostics, Inc.	17,716	938,948
Tenet Healthcare Corp.*	56,300	392,411
UnitedHealth Group, Inc.	159,008	8,543,500
WellPoint, Inc.*	73,188	5,759,164
		36,998,427
Health Care Technology 0.0%
IMS Health, Inc.	21,030	577,904
	Shares	Value ($)

Life Sciences Tools & Services 0.3%
Applera Corp. — Applied Biosystems Group	19,929	731,195
Millipore Corp.*	7,515	500,499
PerkinElmer, Inc.	17,736	394,271
Thermo Fisher Scientific, Inc.*	47,621	2,156,755
Waters Corp.*	13,700	670,889
		4,453,609
Pharmaceuticals 6.1%
Abbott Laboratories	180,482	8,791,278
Allergan, Inc.	17,262	2,066,952
Barr Pharmaceuticals, Inc.*	11,400	571,368
Bristol-Myers Squibb Co.	230,162	6,057,864
Eli Lilly & Co.	118,137	6,154,938
Forest Laboratories, Inc.*	38,095	1,927,607
Johnson & Johnson	345,234	22,792,349
King Pharmaceuticals, Inc.*	31,586	502,849
Merck & Co., Inc.	256,859	11,199,052
Mylan Laboratories, Inc.	27,436	547,622
Pfizer, Inc.	857,889	22,219,325
Schering-Plough Corp.	170,850	4,038,894
Watson Pharmaceuticals, Inc.*	14,355	373,661
Wyeth	158,776	8,084,874
		95,328,633
Industrials 10.6%
Aerospace & Defense 2.3%
Boeing Co.	93,808	8,333,903
General Dynamics Corp.	47,334	3,519,283
Goodrich Corp.	13,061	594,928
Honeywell International, Inc.	100,147	4,530,650
L-3 Communications Holdings, Inc.	15,600	1,275,768
Lockheed Martin Corp.	44,193	4,068,849
Northrop Grumman Corp.	38,631	2,615,319
Raytheon Co.	50,996	2,692,589
Rockwell Collins, Inc.	18,331	1,160,169
United Technologies Corp.	119,400	7,464,888
		36,256,346
Air Freight & Logistics 0.9%
FedEx Corp.	35,065	3,808,760
United Parcel Service, Inc. "B"	128,558	9,639,279
		13,448,039
Airlines 0.1%
Southwest Airlines Co.	90,595	1,387,915
Building Products 0.1%
American Standard Companies, Inc.	18,964	869,499
Masco Corp.	45,265	1,352,066
		2,221,565
Commercial Services & Supplies 0.6%
Allied Waste Industries, Inc.*	28,875	354,874
Avery Dennison Corp.	12,386	841,381
Cintas Corp.	16,642	660,854
Equifax, Inc.	13,291	539,614
Monster Worldwide, Inc.*	16,685	778,188
Pitney Bowes, Inc.	28,846	1,332,397
R.R. Donnelley & Sons Co.	24,429	868,207
Robert Half International, Inc.	18,600	690,432
Waste Management, Inc.	64,569	2,374,202
		8,440,149
Construction & Engineering 0.1%
Fluor Corp.	11,425	932,851
	Shares	Value ($)

Electrical Equipment 0.5%
American Power Conversion Corp.	23,414	716,234
Cooper Industries Ltd. "A"	9,764	882,959
Emerson Electric Co.	100,504	4,431,221
Rockwell Automation, Inc.	20,247	1,236,687
		7,267,101
Industrial Conglomerates 3.9%
3M Co.	88,936	6,930,782
General Electric Co.	1,217,332	45,296,924
Textron, Inc.	16,141	1,513,542
Tyco International Ltd.	237,853	7,230,731
		60,971,979
Machinery 1.4%
Caterpillar, Inc.	77,436	4,749,150
Cummins, Inc.	6,278	741,934
Danaher Corp.	28,865	2,090,981
Deere & Co.	27,212	2,587,045
Dover Corp.	21,702	1,063,832
Eaton Corp.	18,505	1,390,466
Illinois Tool Works, Inc.	48,594	2,244,557
Ingersoll-Rand Co., Ltd. "A"	36,622	1,433,019
ITT Corp.	19,794	1,124,695
PACCAR, Inc.	31,001	2,011,965
Pall Corp.	18,053	623,731
Parker Hannifin Corp.	15,079	1,159,273
Terex Corp.*	12,100	781,418
		22,002,066
Road & Rail 0.7%
Burlington Northern Santa Fe Corp.	44,738	3,302,112
CSX Corp.	49,548	1,705,938
Norfolk Southern Corp.	48,286	2,428,303
Ryder System, Inc.	6,052	309,015
Union Pacific Corp.	32,281	2,970,497
		10,715,865
Trading Companies & Distributors 0.0%
W.W. Grainger, Inc.	8,509	595,120
Information Technology 14.7%
Communications Equipment 2.6%
ADC Telecommunications, Inc.*	16,630	241,634
Avaya, Inc.*	49,892	697,490
Ciena Corp.*	8,865	245,649
Cisco Systems, Inc.*	718,495	19,636,468
Comverse Technologies, Inc.*	21,606	456,103
Corning, Inc.*	183,222	3,428,084
JDS Uniphase Corp.*	24,978	416,133
Juniper Networks, Inc.*	64,400	1,219,736
Motorola, Inc.	289,180	5,945,541
QUALCOMM, Inc.	194,720	7,358,469
Tellabs, Inc.*	57,216	587,036
		40,232,343
Computers & Peripherals 3.7%
Apple Computer, Inc.*	99,962	8,480,776
Dell, Inc.*	265,109	6,651,585
EMC Corp.*	271,267	3,580,724
Hewlett-Packard Co.	323,327	13,317,839
International Business Machines Corp.	179,602	17,448,334
Lexmark International, Inc. "A"*	11,568	846,778
NCR Corp.*	19,451	831,725
Network Appliance, Inc.*	45,384	1,782,683
QLogic Corp.*	21,118	462,907
	Shares	Value ($)

SanDisk Corp.*	26,600	1,144,598
Sun Microsystems, Inc.*	417,081	2,260,579
		56,808,528
Electronic Equipment & Instruments 0.3%
Agilent Technologies, Inc.*	48,997	1,707,545
Jabil Circuit, Inc.	20,047	492,154
Molex, Inc.	15,217	481,314
Sanmina-SCI Corp.*	72,617	250,529
Solectron Corp.*	122,107	393,184
Symbol Technologies, Inc.*	33,250	496,755
Tektronix, Inc.	12,324	359,491
		4,180,972
Internet Software & Services 1.3%
eBay, Inc.*	136,968	4,118,628
Google, Inc. "A"*	24,941	11,484,832
VeriSign, Inc.*	31,700	762,385
Yahoo!, Inc.*	146,888	3,751,519
		20,117,364
IT Services 1.1%
Affiliated Computer Services, Inc. "A"*	13,473	658,022
Automatic Data Processing, Inc.	68,708	3,383,869
Cognizant Technology Solutions Corp. "A"*	16,600	1,280,856
Computer Sciences Corp.*	20,644	1,101,770
Convergys Corp.*	13,472	320,364
Electronic Data Systems Corp.	57,891	1,594,897
Fidelity National Information Services, Inc.	19,200	769,728
First Data Corp.	92,212	2,353,250
Fiserv, Inc.*	21,542	1,129,232
Paychex, Inc.	37,511	1,483,185
Sabre Holdings Corp. "A"	12,752	406,661
Unisys Corp.*	34,080	267,187
Western Union Co.	92,212	2,067,393
		16,816,414
Office Electronics 0.1%
Xerox Corp.*	111,588	1,891,417
Semiconductors & Semiconductor Equipment 2.3%
Advanced Micro Devices, Inc.*	58,960	1,199,836
Altera Corp.*	38,586	759,372
Analog Devices, Inc.	39,635	1,302,802
Applied Materials, Inc.	163,930	3,024,509
Broadcom Corp. "A"*	54,421	1,758,343
Intel Corp.	680,845	13,787,111
KLA-Tencor Corp.	25,645	1,275,839
Linear Technology Corp.	38,814	1,176,841
LSI Logic Corp.*	41,113	370,017
Maxim Integrated Products, Inc.	40,101	1,227,893
Micron Technology, Inc.*	82,820	1,156,167
National Semiconductor Corp.	36,926	838,220
Novellus Systems, Inc.*	14,014	482,362
NVIDIA Corp.*	42,014	1,554,938
PMC-Sierra, Inc.*	23,410	157,081
Teradyne, Inc.*	20,904	312,724
Texas Instruments, Inc.	180,879	5,209,315
Xilinx, Inc.	40,646	967,781
		36,561,151
Software 3.3%
Adobe Systems, Inc.*	69,110	2,841,803
Autodesk, Inc.*	27,248	1,102,454
BMC Software, Inc.*	22,706	731,133
	Shares	Value ($)

CA, Inc.	55,759	1,262,942
Citrix Systems, Inc.*	21,898	592,341
Compuware Corp.*	52,146	434,376
Electronic Arts, Inc.*	36,558	1,841,061
Intuit, Inc.*	38,070	1,161,516
Microsoft Corp.	1,021,671	30,507,096
Novell, Inc.*	46,736	289,763
Oracle Corp.*	471,378	8,079,419
Parametric Technology Corp.*	16,416	295,816
Symantec Corp.*	110,752	2,309,179
		51,448,899
Materials 2.9%
Chemicals 1.4%
Air Products & Chemicals, Inc.	24,539	1,724,601
Ashland, Inc.	7,708	533,239
Dow Chemical Co.	115,261	4,603,524
E.I. du Pont de Nemours & Co.	112,012	5,456,105
Eastman Chemical Co.	8,730	517,776
Ecolab, Inc.	19,566	884,383
Hercules, Inc.*	17,207	332,267
International Flavors & Fragrances, Inc.	8,143	400,310
Monsanto Co.	66,516	3,494,086
PPG Industries, Inc.	17,750	1,139,728
Praxair, Inc.	36,185	2,146,856
Rohm & Haas Co.	15,194	776,717
Sigma-Aldrich Corp.	9,420	732,122
		22,741,714
Construction Materials 0.1%
Vulcan Materials Co.	10,725	963,856
Containers & Packaging 0.2%
Ball Corp.	10,936	476,810
Bemis Co., Inc.	9,772	332,053
Pactiv Corp.*	19,619	700,202
Sealed Air Corp.	10,848	704,252
Temple-Inland, Inc.	11,736	540,208
		2,753,525
Metals & Mining 0.9%
Alcoa, Inc.	99,581	2,988,426
Allegheny Technologies, Inc.	12,217	1,107,837
Freeport-McMoRan Copper & Gold, Inc. "B" (a)	24,396	1,359,589
Newmont Mining Corp.	52,832	2,385,365
Nucor Corp.	36,530	1,996,730
Phelps Dodge Corp.	24,640	2,949,901
United States Steel Corp.	15,459	1,130,671
		13,918,519
Paper & Forest Products 0.3%
International Paper Co.	52,172	1,779,065
MeadWestvaco Corp.	23,459	705,178
Weyerhaeuser Co.	31,445	2,221,589
		4,705,832
Telecommunication Services 3.4%
Diversified Telecommunication Services 2.8%
AT&T, Inc.	457,147	16,343,005
BellSouth Corp.	211,841	9,979,829
CenturyTel, Inc.	15,519	677,560
Citizens Communications Co.	34,490	495,621
Embarq Corp.	16,598	872,391
Qwest Communications International, Inc.*	183,840	1,538,741
	Shares	Value ($)

Verizon Communications, Inc.	345,229	12,856,328
Windstream Corp.	60,059	854,039
		43,617,514
Wireless Telecommunication Services 0.6%
ALLTEL Corp.	47,508	2,873,284
Sprint Nextel Corp. (a)	341,868	6,457,887
		9,331,171
Utilities 3.4%
Electric Utilities 1.8%
Allegheny Energy, Inc.*	17,510	803,884
American Electric Power Co., Inc.	51,316	2,185,035
Duke Energy Corp.	149,183	4,954,367
Edison International	35,867	1,631,231
Entergy Corp.	26,356	2,433,186
Exelon Corp.	79,042	4,891,909
FirstEnergy Corp.	38,354	2,312,746
FPL Group, Inc.	51,684	2,812,643
Pinnacle West Capital Corp.	9,508	481,961
PPL Corp.	41,628	1,491,948
Progress Energy, Inc.	26,731	1,311,958
Southern Co.	85,704	3,159,050
		28,469,918
Gas Utilities 0.1%
Nicor, Inc.	5,184	242,611
Peoples Energy Corp.	2,489	110,935
Questar Corp.	10,100	838,805
		1,192,351
Independent Power Producers & Energy Traders 0.4%
AES Corp.*	75,348	1,660,670
Constellation Energy Group	19,210	1,322,993
Dynegy, Inc. "A"*	43,472	314,737
TXU Corp.	56,112	3,041,831
		6,340,231
Multi-Utilities 1.1%
Ameren Corp. (a)	21,569	1,158,902
CenterPoint Energy, Inc.	31,321	519,302
	Shares	Value ($)

CMS Energy Corp.*	31,172	520,572
Consolidated Edison, Inc.	32,122	1,544,105
Dominion Resources, Inc.	43,717	3,665,233
DTE Energy Co.	19,457	941,913
KeySpan Corp.	19,214	791,233
NiSource, Inc.	38,408	925,633
PG&E Corp.	44,749	2,117,970
Public Service Enterprise Group, Inc.	31,975	2,122,501
Sempra Energy	28,087	1,573,996
TECO Energy, Inc.	30,400	523,792
Xcel Energy, Inc.	42,357	976,752
		17,381,904
Total Common Stocks (Cost $1,197,836,620)		1,509,227,971
	Principal Amount ($)	Value ($)

US Treasury Obligations 0.1%
US Treasury Bill:
4.771%**, 2/22/2007 (b) (Cost $2,089,584)	2,130,000	2,089,584
	Shares	Value ($)

Securities Lending Collateral 0.8%
Daily Assets Fund Institutional, 5.34% (c) (d) (Cost $12,278,475)	12,278,475	12,278,475

Cash Equivalents 2.7%
Cash Management QP Trust, 5.46% (e) (Cost $41,207,261)	41,207,261	41,207,261
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $1,253,411,940)+	100.7	1,564,803,291
Other Assets and Liabilities, Net	(0.7)	(11,368,297)
Net Assets	100.0	1,553,434,994
* Non-income producing security.
** Annualized yield at time of purchase; not a coupon rate.
+ The cost for federal income tax purposes was $1,281,971,033. At December 31, 2006, net unrealized appreciation for all securities based on tax cost was $282,832,258. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $359,832,908 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $77,000,650.
(a) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at December 31, 2006 amounted to $11,826,379 which is 0.8% of net assets.
(b) At December 31, 2006, this security, in part or in whole, has been segregated to cover initial margin requirements for open futures contracts.
(c) Daily Assets Fund Institutional, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.
(e) Cash Management QP Trust, an affiliated fund, is managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

REIT: Real Estate Investment Trust

At December 31, 2006, open future contracts purchased were as follows:

Futures	Expiration Date	Contracts	Aggregate Face Value ($)	Value ($)	Unrealized Appreciation ($)
S&P 500 Index	3/15/2007	129	46,011,508	46,065,900	54,392

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of December 31, 2006
Assets
Investments: Investments in securities, at value (cost $1,199,926,204) — including $11,826,379 of securities loaned	$ 1,511,317,555
Investment in Daily Assets Fund Institutional (cost $12,278,475)*	12,278,475
Investment in Cash Management QP Trust (cost $41,207,261)	41,207,261
Total investments in securities, at value (cost $1,253,411,940)	1,564,803,291
Cash	10,000
Dividends receivable	2,078,553
Interest receivable	176,158
Receivable for Portfolio shares sold	290,007
Due from Advisor	214,758
Other assets	75,386
Total assets	1,567,648,153
Liabilities
Payable upon return of securities loaned	12,278,475
Payable for Portfolio shares redeemed	1,075,190
Payable for daily variation margin on open futures contracts	172,309
Accrued management fee	410,643
Other accrued expenses and payables	276,542
Total liabilities	14,213,159
Net assets, at value	$ 1,553,434,994
Net Assets
Net assets consist of: Undistributed net investment income	22,881,660
Net unrealized appreciation (depreciation) on: Investments	311,391,351
Futures	54,392
Accumulated net realized gain (loss)	(88,811,531)
Paid-in capital	1,307,919,122
Net assets, at value	$ 1,553,434,994
Class A Net Asset Value, offering and redemption price per share ($1,411,993,096 ÷ 94,305,191 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.97
Class B Net Asset Value, offering and redemption price per share ($83,983,058 ÷ 5,613,107 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.96
Class B2 Net Asset Value, offering and redemption price per share ($57,458,840 ÷ 3,841,811 outstanding shares of beneficial interest, $.001 par value, unlimited number of shares authorized)	$ 14.96
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the year ended December 31, 2006
Investment Income
Income: Dividends	$ 26,026,101
Interest	55,353
Interest — Cash Management QP Trust	1,175,584
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	47,997
Total Income	27,305,035
Expenses: Management fee	2,632,731
Administrative service fee	156,996
Administration fee	838,241
Custodian fee	49,179
Distribution service fees (Class B and Class B2)	323,360
Record keeping fee (Class B2)	78,544
Services to shareholders	6,237
Auditing	39,447
Legal	75,420
Trustees' fees and expenses	46,948
Reports to shareholders and shareholder meeting	8,517
Total expenses before expense reductions	4,255,620
Expense reductions	(139,693)
Total expenses after expense reductions	4,115,927
Net investment income (loss)	23,189,108
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments	96,648
Futures	2,847,103
2,943,751
Net unrealized appreciation (depreciation) during the period on: Investments	178,583,450
Futures	265,863
178,849,313
Net gain (loss) on investment transactions	181,793,064
Net increase (decrease) in net assets resulting from operations	$ 204,982,172

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended December 31,
Increase (Decrease) in Net Assets	2006	2005
Operations: Net investment income (loss)	$ 23,189,108	$ 15,253,658
Net realized gain (loss) on investment transactions	2,943,751	(14,168,370)
Net unrealized appreciation (depreciation) during the period on investment transactions	178,849,313	41,844,749
Net increase (decrease) in net assets resulting from operations	204,982,172	42,930,037
Distributions to shareholders from: Net investment income: Class A	(13,781,595)	(12,006,950)
Class B	(640,558)	(714,321)
Class B2	(485,019)	—
Portfolio share transactions: Class A Proceeds from shares sold	369,528,119	176,934,741
Proceeds from tax-free reorganization	—	311,282,616
Reinvestment of distributions	13,781,595	12,006,950
Cost of shares redeemed	(245,811,474)	(216,433,043)
Net increase (decrease) in net assets from Class A share transactions	137,498,240	283,791,264
Class B Proceeds from shares sold	21,759,460	29,079,301
Reinvestment of distributions	640,558	714,321
Cost of shares redeemed	(15,841,867)	(17,678,251)
Net increase (decrease) in net assets from Class B share transactions	6,558,151	12,115,371
Class B2 Proceeds from shares sold	10,704,216	71,422,580
Proceeds from tax-free reorganization	—	69,769,766
Reinvestment of distributions	485,019	—
Cost of shares redeemed	(20,239,713)	(82,593,913)
Net increase (decrease) in net assets from Class B2 share transactions	(9,050,478)	58,598,433
Increase (decrease) in net assets	325,080,913	384,713,834
Net assets at beginning of period	1,228,354,081	843,640,247
Net assets at end of period (including undistributed net investment income of $22,881,660 and $14,832,109, respectively)	$ 1,553,434,994	$ 1,228,354,081

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets (continued)
	Years Ended December 31,
Other Information	2006	2005
Class A Shares outstanding at beginning of period	84,067,247	62,064,495
Shares sold	27,355,596	14,056,786
Share issued in tax-free reorganization	—	24,054,780
Shares issued to shareholders in reinvestment of distributions	1,008,902	1,010,686
Shares redeemed	(18,126,554)	(17,119,500)
Net increase (decrease) in Class A shares	10,237,944	22,002,752
Shares outstanding at end of period	94,305,191	84,067,247
Class B Shares outstanding at beginning of period	5,155,670	4,191,602
Shares sold	1,579,717	2,301,387
Shares issued to shareholders in reinvestment of distributions	46,858	60,077
Shares redeemed	(1,169,138)	(1,397,396)
Net increase (decrease) in Class B shares	457,437	964,068
Shares outstanding at end of period	5,613,107	5,155,670
Class B2 Shares outstanding at beginning of period	4,506,034	—
Shares sold	788,488	5,522,164
Share issued in tax-free reorganization	—	5,392,081
Shares issued to shareholders in reinvestment of distributions	35,455	—
Shares redeemed	(1,488,166)	(6,408,211)
Net increase (decrease) in Class B2 shares	(664,223)	4,506,034
Shares outstanding at end of period	3,841,811	4,506,034

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended December 31,	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 13.11	$ 12.73	$ 11.64	$ 9.20	$ 11.98
Income (loss) from investment operations: Net investment income (loss)[a]	.24	.21	.21	.15	.14
Net realized and unrealized gain (loss) on investment transactions	1.78	.37	1.01	2.41	(2.81)
Total from investment operations	2.02	.58	1.22	2.56	(2.67)
Less distributions from: Net investment income	(.16)	(.20)	(.13)	(.12)	(.11)
Net asset value, end of period	$ 14.97	$ 13.11	$ 12.73	$ 11.64	$ 9.20
Total Return (%)	15.52[b]	4.68	10.59[b]	28.16[b]	(22.31)[b]
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1,412	1,102	790	627	395
Ratio of expenses before expense reductions and/or recoupments (%)	.28	.27	.28	.30	.32
Ratio of expenses after expense reductions and/or recoupments (%)	.27	.27	.29	.30	.30
Ratio of net investment income (loss) (%)	1.73	1.62	1.76	1.50	1.33
Portfolio turnover rate (%)	9	15	1	1	10
[a] Based on average shares outstanding during the period. [b] Total return would have been lower had certain expenses not been reduced.
Class B Years Ended December 31,	2006	2005	2004	2003	2002[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.10	$ 12.72	$ 11.63	$ 9.20	$ 11.27
Income (loss) from investment operations: Net investment income (loss)[b]	.21	.17	.20	.14	.09
Net realized and unrealized gain (loss) on investment transactions	1.78	.38	.99	2.40	(2.07)
Total from investment operations	1.99	.55	1.19	2.54	(1.98)
Less distributions from: Net investment income	(.13)	(.17)	(.10)	(.11)	(.09)
Net asset value, end of period	$ 14.96	$ 13.10	$ 12.72	$ 11.63	$ 9.20
Total Return (%)	15.24[c]	4.42	10.32[c]	27.83	(17.56)**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	84	68	53	17	3
Ratio of expenses before expense reductions and/or recoupments (%)	.53	.52	.53	.55	.55*
Ratio of expenses after expense reductions and/or recoupments (%)	.52	.52	.54	.55	.55*
Ratio of net investment income (loss) (%)	1.48	1.37	1.71	1.29	1.45*
Portfolio turnover rate (%)	9	15	1	1	10
[a] For the period April 30, 2002 (commencement of operations) to December 31, 2002.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Class B2 Years Ended December 31,	2006	2005[a]
Selected Per Share Data
Net asset value, beginning of period	$ 13.09	$ 12.94
Income (loss) from investment operations: Net investment income (loss)[b]	.19	.05
Net realized and unrealized gain (loss) on investment transactions	1.79	.10
Total from investment operations	1.98	.15
Less distributions from: Net investment income	(.11)	—
Net asset value, end of period	$ 14.96	$ 13.09
Total Return (%)[c]	15.20	1.16**
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	57	59
Ratio of expenses before expense reductions (%)	.67	.66*
Ratio of expenses after expense reductions (%)	.63	.63*
Ratio of net investment income (loss) (%)	1.37	1.34*
Portfolio turnover rate (%)	9	15
[a] For the period September 16, 2005 (commencement of operations) to December 31, 2005.
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
* Annualized
** Not annualized

Notes to Financial Statements

A. Significant Accounting Policies

DWS Investments VIT Funds (the "Trust") is registered under the Investment Company Act of 1940 as amended, (the "1940 Act"), as a diversified, open-end management investment company. The Trust is organized as a Massachusetts business trust. The Trust is comprised of several portfolios. DWS Equity 500 Index VIP (the "Portfolio") is one of the series the Trust offers to investors. The Portfolio is intended to be the underlying investment vehicle for variable annuity contracts and variable life insurance policies to be offered by the separate accounts of certain life insurance companies ("Participating Insurance Companies").

Multiple Classes of Shares of Beneficial Interest. The Portfolio offers three classes of shares to investors: Class A Shares, Class B Shares and Class B2 shares. Class B and Class B2 Shares are subject to Rule 12b-1 distribution fees under the 1940 Act equal to an annual rate up to 0.25% of average daily net assets. In addition, Class B2 shares are subject to record keeping fees equal to an annual rate of up to 0.15% of average daily net assets. Class A shares are not subject to such fees.

Investment income, realized and unrealized gains and losses, and certain Portfolio-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class (including the applicable 12b-1 distribution fee). Differences in class-level expenses may result in payment of different per share dividends by class. All shares have equal rights with respect to voting subject to class-specific arrangements.

The Portfolio's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Portfolio in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Trustees.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of December 31, 2006, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). The Portfolio may enter into futures contracts as a hedge against anticipated interest rate changes and for duration management, risk management and return enhancement purposes.

Upon entering into a futures contract, the Portfolio is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Portfolio depending upon the daily fluctuations in the value of the underlying security and are recorded for financial reporting purposes as unrealized gains or losses by the Portfolio. When entering into a closing transaction, the Portfolio will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid secondary market will limit the Portfolio's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with the changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Portfolio gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Federal Income Taxes. The Portfolio's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Portfolio paid no federal income taxes and no federal income tax provision was required.

At December 31, 2006, DWS Equity 500 Index VIP had a net tax basis capital loss carryforward of approximately $60,044,000, of which $46,481,000 was inherited from its merger with the SVS II Index 500 Portfolio (Note H), and may be applied against any realized net taxable gains of each succeeding year until fully utilized or until the expiration dates December 31, 2009 ($5,504,000), December 31, 2010 ($17,081,000) and December 31, 2011 ($4,052,000) and December 31, 2012 ($33,407,000), whichever occurs first, and which may be subject to certain limitations under Sections 382-384 of the Internal Revenue Code. During the year ended December 31, 2006, the Portfolio utilized approximately $6,827,000 of its capital loss carryforward.

In addition, from November 1, 2006 through December 31, 2006, the Portfolio incurred approximately $169,000 of net realized capital losses. As permitted by tax regulations, the Portfolio intends to elect to defer these losses and treat them as arising in the fiscal year end December 31, 2007.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Portfolio a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Portfolio is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Portfolio implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Portfolio and is not in a position at this time to estimate the significance of its impact, if any, on the Portfolio's financial statements.

Distribution of Income and Gains. Net investment income of the Portfolio, if any, is declared and distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Portfolio if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in futures contracts and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Portfolio may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Portfolio.

At December 31, 2006, the Portfolio's components of distributable earnings (accumulated gains) on a tax-basis were as follows:

Undistributed ordinary income*	$ 22,878,420
Capital loss carryforwards	$ (60,044,000)
Unrealized appreciation (depreciation) on investments	$ 282,832,258

In addition, the tax character of distributions paid to shareholders by the Portfolio is summarized as follows:

	Years Ended December 31,
	2006	2005
Distributions from ordinary income*	$ 14,907,172	$ 12,721,271
* For tax purposes short-term capital gains distributions are considered ordinary income distributions.

Securities Lending. The Portfolio may lend securities to financial institutions. The Portfolio retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Portfolio requires the borrowers of the securities to maintain collateral with the Portfolio consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Portfolio may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Portfolio receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of fees paid to a lending agent. Either the Portfolio or the borrower may terminate the loan. The Portfolio is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Contingencies. In the normal course of business, the Portfolio may enter into contracts with service providers that contain general indemnification clauses. The Portfolio's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet been made. However, based on experience, the Portfolio expects the risk of loss to be remote.

Expenses. Expenses of the Trust arising in connection with a specific portfolio are allocated to that portfolio. Other Trust expenses which cannot be directly attributed to a portfolio are apportioned among the portfolios in the Trust.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend as soon as the Portfolio is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the year ended December 31, 2006, purchases and sales of investment securities (excluding short-term investments) aggregated $246,853,451 and $122,580,053, respectively.

C. Related Parties

Investment Management Agreement. Deutsche Asset Management, Inc. ("DAMI" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor. Effective December 31, 2006, DAMI merged with Deutsche Investment Management Americas Inc. ("DIMA"), an indirect, wholly owned subsidiary of Deutsche Bank AG. The Board of the Portfolio approved an Amended and Restated Investment Management Agreement between the Portfolio and DIMA. The new investment management agreement is identical in substance to the current investment management agreement for the Portfolio, except for the named investment advisor. Under the Amended and Restated Investment Management Agreement, the Portfolio pays the Advisor an annual fee equal to an annual rate calculated daily and paid monthly as follows:

Annual Rate
First $1 billion of the Portfolio's average daily net assets	.200%
Next $1 billion of such net assets	.175%
Over $2 billion of such net assets	.150%

For the period from January 1, 2006 through April 30, 2009, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Portfolio to the extent necessary to maintain operating expenses of each class (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, and organizational and offering costs) as follows:

Annual Rate
Class A	.280%
Class B	.530%
Class B2	.630%

Accordingly, for the year ended December 31, 2006, the Advisor waived a portion of its Management fee aggregating $122,134 and the amount charged aggregated $2,510,268, which was equivalent to an annual effective rate of 0.18% of the Portfolio's average daily net assets.

In addition, the Advisor reimbursed the Portfolio $16,513 for the record keeping fees for Class B2 shares for the year ended December 31, 2006.

The Advisor may recoup any of its waived investment management fees within the following three years if the Portfolio is able to make the repayment without exceeding its contractual expense limits during the period of waiver/reimbursement. As of December 31, 2006, there were no amounts subject to repayment by the Advisor.

Administrative Service Fee. Prior to June 1, 2006, Investment Company Capital Corp. ("ICCC" or the "Administrator"), an affiliate of the Advisor, was the Portfolio's Administrator. The Portfolio paid the Administrator an annual fee ("Administrative service fee") based on its average daily net assets, computed and accrued daily and payable monthly at an annual rate of 0.03%. For the period from January 1, 2006 through May 31, 2006, ICCC received an administrative service fee of $156,996, all of which has been paid.

Administration Fee. Effective June 1, 2006, the Administrator agreement with ICCC was terminated and the Portfolio entered into an Administrative Service Agreement with DIMA, pursuant to which DIMA provides most administrative services to the Portfolio. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA an annual fee ("Administration fee") of 0.10% of the Portfolio's average daily net assets, computed and accrued daily and payable monthly. For the period from June 1, 2006 through December 31, 2006, DIMA received an administration fee of $838,241, of which $131,516 is unpaid.

Distribution Service Agreement. DWS Scudder Distributors, Inc. ("DWS-SDI"), also an affiliate of the Advisor, is the Portfolio's distributor. In accordance with the Distribution Plan, DWS-SDI receives 12b-1 fees of up to 0.25% of average daily net assets of Class B and B2 shares. For the year ended December 31, 2006, the Distribution Service Fees were as follows:

Distribution Service Fee	Total Aggregated	Unpaid at December 31, 2006
Class B	$ 180,061	$ 24,396
Class B2	143,299	9,706
	$ 323,360	$ 34,102

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent for the Portfolio. Pursuant to a sub-transfer agency agreement between DWS-SISC and DST Systems, Inc. ("DST"), DWS-SISC has delegated certain transfer agent and dividend paying agent functions to DST. DWS-SISC compensates DST out of the shareholder servicing fee it receives from the Portfolio.

For the period January 1, 2006 through May 31, 2006, the amounts charged to the Portfolio by DWS-SISC aggregated $5,907; and at December 31, 2006, $18,745 is unpaid. Under the new fee structure effective October 1, 2006, the amounts charged to the Portfolio by DWS-SISC were as follows:

Services to shareholders	Total Aggregated	Unpaid at December 31, 2006
Class A	$ 252	$ 252
Class B	49	49
Class B2	29	29
	$ 330	$ 330

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Portfolio. For the year ended December 31, 2006, the amount charged to the Portfolio by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $5,988, of which $2,160 is unpaid.

Trustees Fees and Expenses. As compensation for his or her services, each Independent Trustee receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receives additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Portfolio may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Manager or Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Manager or Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Expense Reductions

The Portfolio has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Portfolio's custodian expenses. During the year ended December 31, 2006, the Portfolio's custodian fees were reduced by $716 for custody credits earned.

E. Line of Credit

The Portfolio and several other affiliated funds (the "Participants") share in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.5%. The Portfolio may borrow up to a maximum of 33% of its net assets under the agreement.

F. Ownership of the Portfolio

At December 31, 2006, two participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class A shares of the Portfolio, each owning 60% and 15%, respectively. At December 31, 2006, three participating insurance companies were beneficial owners of record of 10% or more of the total outstanding Class B shares of the Portfolio, each owning 68%, 17% and 15%, respectively. At December 31, 2006, two participating insurance companies were beneficial owners of record of 10% or more of the outstanding Class B2 shares of the Portfolio, each owning 79% and 21%, respectively.

G. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admit nor deny any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Based on the prescribed settlement order, the Portfolio was not entitled to a portion of the settlement.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

H. Acquisition of Assets

On September 16, 2005, the DWS Equity 500 Index VIP acquired all of the net assets of Scudder SVS II Index 500 Portfolio pursuant to a plan of reorganization approved by shareholders on September 2, 2005. The acquisition was accomplished by a tax-free exchange of 33,992,448 Class A shares and 7,616,366 Class B2 shares of the Scudder SVS II Index 500 Portfolio, respectively, for 24,054,780 Class A shares and 5,392,081 Class B2 shares of DWS Equity 500 Index VIP, respectively, outstanding on September 16, 2005. Scudder SVS II Index 500 Portfolio's net assets at that date of $381,052,382, including $69,449,584 of net unrealized appreciation, were combined with those of the DWS Equity 500 Index VIP. The aggregate net assets of the DWS Equity 500 Index VIP immediately before the acquisition were $859,731,509. The combined net assets of the DWS Equity 500 Index VIP immediately following the acquisition were $1,240,783,891.

Report of Independent Registered Public Accounting Firm

To the Trustees of DWS Investments VIT Funds and the Shareholders of DWS Equity 500 Index VIP:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Equity 500 Index VIP (the "Portfolio") at December 31, 2006, and the results of its operations, the changes in its net assets and the financial highlights for the two years then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2006 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Portfolio for each of the periods ended on or prior to December 31, 2004 were audited by another Independent Registered Public Accounting Firm whose report dated February 8, 2005 expressed an unqualified opinion on those statements.

Boston, Massachusetts February 16, 2007	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 778-1482

For corporate shareholders, 100% of the income dividends paid during the Portfolio's fiscal year ended December 31, 2006 qualified as a dividend received deduction.

For federal income tax purposes, the Portfolio designates $26,026,098, or the maximum amount allowable under tax law, as qualified dividend income.

Proxy Voting

A description of the Portfolio's policies and procedures for voting proxies for portfolio securities and information about how the Portfolio voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the Portfolio's policies and procedures without charge, upon request, call us toll free at (800) 778-1482.

Investment Management Agreement Approval

The Fund's Trustees approved the continuation of the Fund's investment management agreement with DAMI and the sub-advisory agreement between DAMI and Northern Trust Investments, N.A. ("NTI") in September 2006. The Fund's investment management agreement was also approved by the Fund's shareholders at a special meeting held in May 2006 as part of an overall plan to standardize and add flexibility to the management agreements for the DWS funds.

In terms of the process that the Trustees followed prior to approving the agreements, shareholders should know that:

At present time, all but one of your Fund's Trustees are independent of DAMI and its affiliates.

The Trustees meet frequently to discuss fund matters. Each year, the Trustees dedicate part or all of several meetings to contract review matters. In connection with reviewing the Fund's investment management agreement, the Trustees also review the terms of the Fund's Rule 12b-1 plan, distribution agreement, administration agreement, transfer agency agreement and other material service agreements.

In connection with the Board's 2006 contract review, the Board formed a special committee to facilitate careful review of the funds' contractual arrangements. After reviewing the Fund's arrangements, that committee recommended that the Board vote to approve the continuation of the Fund's investment management agreement and sub-advisory agreement.

The Trustees regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Trustees were also advised by two consultants in the course of their 2006 review of the Fund's contractual arrangements.

The sub-advisory fee paid to NTI is paid by DAMI out of its fee and not directly by the Fund.

The Trustees believe that a long-term relationship with a capable, conscientious advisor is in the best interest of shareholders. As you may know, DAMI is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Trustees believe that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

Shareholders may focus primarily on fund performance and fees, but the Fund's Trustees consider these and many other factors, including the quality and integrity of DAMI's and NTI's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

In determining to approve the continuation of the Fund's investment management agreement and the sub-advisory agreement, the Board considered all factors that it believes relevant to the interests of Fund shareholders, including:

The investment management fee schedule for the Fund, including (i) comparative information provided by Lipper regarding investment management fee rates paid to other investment advisors by similar funds and (ii) fee rates paid to DAMI by similar funds and institutional accounts advised by DAMI (if any). With respect to management fees paid to other investment advisors by similar funds, the Trustees noted that the fee rates paid by the Fund were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2005). The Board gave a lesser weight to fees paid by similar institutional accounts advised by DAMI, in light of the material differences in the scope of services provided to mutual funds as compared to those provided to institutional accounts. Taking into account the foregoing, the Board concluded that the fee schedule in effect for the Fund represents reasonable compensation in light of the nature, extent and quality of the investment services being provided to the Fund.

The extent to which economies of scale would be realized as the Fund grows. In this regard, the Board noted that the Fund's investment management fee schedule includes fee breakpoints. The Board concluded that the Fund's fee schedule represents an appropriate sharing between Fund shareholders and DAMI of such economies of scale as may exist in the management of the Fund at current asset levels.

The total operating expenses of the Fund. In this regard, the Board noted that the total (net) operating expenses of the Fund (Class A shares) are expected to be lower than the median (2nd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2005, and in each case analyzing Class A expenses less any applicable distribution and/or service plan expenses). The Board considered the expenses of this class to be representative for purposes of evaluating other classes of shares. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size). The Board also noted that the expense limitation agreed to by DAMI helped to ensure that the Fund's total (net) operating expenses would be competitive relative to the applicable Lipper universe.

The investment performance of the Fund and DAMI, both absolute and relative to various benchmarks and industry peer groups. The Board noted that the Fund's performance (Class A shares) was in the 2nd quartile of the applicable Lipper universe for each of the one-, three- and five-year periods ended June 30, 2006. The Board also observed that the Fund has underperformed its benchmark in the one-, three- and five-year periods ended June 30, 2006. The Board recognized that DAMI has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

The nature, extent and quality of the advisory services provided by DAMI. The Board considered extensive information regarding DAMI, including DAMI's and NTI's personnel (including particularly those personnel with responsibilities for providing services to the Fund), resources, policies and investment processes. The Board also considered the terms of the investment management agreement and the sub-advisory agreement, including the scope of services provided under the agreements. In this regard, the Board concluded that the quality and range of services provided by DAMI and NTI have benefited and should continue to benefit the Fund and its shareholders.

The costs of the services to, and profits realized by, DAMI and its affiliates from their relationships with the Fund. The Board reviewed information concerning the costs incurred and profits realized by DAMI during 2005 from providing investment management services to the Fund (and, separately, to the entire DWS Scudder fund complex), and reviewed with DAMI the cost allocation methodology used to determine DAMI's profitability. In analyzing DAMI's costs and profits, the Board also reviewed the fees paid to and services provided by DAMI and its affiliates with respect to administrative services, transfer agent services, shareholder servicing and distribution (including fees paid pursuant to 12b-1 plans), as well as information regarding other possible benefits derived by DAMI and its affiliates as a result of DAMI's relationship with the Fund. As part of this review, the Board considered information provided by an independent accounting firm engaged to review DAMI's cost allocation methodology and calculations. The Board concluded that the Fund's investment management fee schedule represented reasonable compensation in light of the costs incurred by DAMI and its affiliates in providing services to the Fund. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), Deutsche Asset Management's overall profitability with respect to the DWS Scudder fund complex (after taking into account distribution and other services provided to the funds by DAMI and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

The practices of DAMI and NTI regarding the selection and compensation of brokers and dealers executing portfolio transactions for the Fund. The Board considered that a portion of the Fund's brokerage may be allocated to affiliates of DAMI and NTI, subject to compliance with applicable SEC rules. The Board also reviewed and approved, subject to ongoing review by the Board, a plan whereby a limited portion of the Fund's brokerage may in the future be allocated to brokers who acquire (and provide to DAMI and its affiliates) research services from third parties that are generally useful to DAMI and its affiliates in managing client portfolios. The Board indicated that it would continue to monitor the allocation of the Fund's brokerage to ensure that the principle of "best price and execution" remains paramount in the portfolio trading process.

DAMI's commitment to and record of compliance, including its written compliance policies and procedures. In this regard, the Board considered DAMI's commitment to indemnify the Fund against any costs and liabilities related to lawsuits or regulatory actions making allegations regarding market timing, revenue sharing, fund valuation or other subjects arising from or relating to pending regulatory inquiries. The Board also considered the significant attention and resources dedicated by DAMI to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of DAMI's chief compliance officer; (ii) the large number of compliance personnel who report to DAMI's chief compliance officer; and (iii) the substantial commitment of resources by Deutsche Asset Management to compliance matters.

Deutsche Bank's commitment to its US mutual fund business. The Board considered recent and ongoing efforts by Deutsche Bank to restructure its US mutual fund business to improve efficiency and competitiveness and to reduce compliance and operational risk. The Board considered assurances received from Deutsche Bank that it would commit the resources necessary to maintain high-quality services to the Fund and its shareholders while various organizational initiatives are being implemented. The Board also considered Deutsche Bank's strategic plans for its US mutual fund business, the potential benefits to Fund shareholders and Deutsche Bank's management of the DWS fund group, one of Europe's most successful fund groups.

Based on all of the foregoing, the Board determined to continue the Fund's investment management agreement and sub-advisory agreement, and concluded that the continuation of such agreements was in the best interests of the Fund's shareholders.

In reaching this conclusion the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, many of which were in executive session with only the Independent Trustees and their counsel present. It is possible that individual Trustees may have weighed these factors differently in reaching their individual decisions to approve the continuation of the agreements.

In December 2006, the Board approved an amended and restated investment management agreement with Deutsche Investment Management Americas Inc. ("DIMA") in connection with the merger of DAMI into DIMA. In determining to approve this agreement, the Board considered Deutsche Bank's representations that this change was administrative in nature, and would not involve any change in operations or services provided to the fund, or to the personnel involved with providing such services.

Trustees and Officers

The following table presents certain information regarding the Board Members and Officers of the Trust as of December 31, 2006. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex.

Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Board Member since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization). Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	87
Henry P. Becton, Jr. (1943) Board Member since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company[1] (medical technology company); Belo Corporation[1] (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	85
Keith R. Fox (1954) Board Member since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	87
Kenneth C. Froewiss (1945) Board Member since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	87
Martin J. Gruber (1937) Board Member since 2002	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	87
Richard J. Herring (1946) Board Member since 2002	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (since July 2000-June 2006)	87
Graham E. Jones (1933) Board Member since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	87
Rebecca W. Rimel (1951) Board Member since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Board Member, Investor Education (charitable organization) (2004-2005)	87
Philip Saunders, Jr. (1935) Board Member since 2002	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	87
William N. Searcy, Jr. (1946) Board Member since 2002	Private investor since October 2003; Trustee of eight open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation[1] (telecommunications) (November 1989-September 2003)	87
Jean Gleason Stromberg (1943) Board Member since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	87
Carl W. Vogt (1936) Board Member since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, four funds overseen); National Railroad Passenger Corporation (Amtrak); Waste Management, Inc. (solid waste disposal). Formerly, Chairman and Member, National Transportation Safety Board
		85
Interested Board Member
Name, Year of Birth, Position with the Fund and Length of Time Served	Business Experience and Directorships During the Past Five Years	Number of Funds in Fund Complex Overseen
Axel Schwarzer[2] (1958) Board Member since 2006	Managing Director[4], Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly, board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	86
Officers[3]
Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
Michael G. Clark[5] (1965) President, 2006-present	Managing Director[4], Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette[6] (1962) Vice President and Secretary, 2003-present	Director[4], Deutsche Asset Management
Paul H. Schubert[5] (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present	Managing Director[4], Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis[5] (1963) Assistant Secretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); formerly, Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)
Elisa D. Metzger[5] (1962) Assistant Secretary 2005-present	Director[4], Deutsche Asset Management (since September 2005); formerly, Counsel, Morrison and Foerster LLP (1999-2005)
Caroline Pearson[6] (1962) Assistant Secretary, 2002-present	Managing Director[4], Deutsche Asset Management
Scott M. McHugh[6] (1971) Assistant Treasurer, 2005-present	Director[4], Deutsche Asset Management
Kathleen Sullivan D'Eramo[6] (1957) Assistant Treasurer, 2003-present	Director[4], Deutsche Asset Management
John Robbins[5] (1966) Anti-Money Laundering Compliance Officer, 2005-present	Managing Director[4], Deutsche Asset Management (since 2005); formerly, Chief Compliance Officer and Anti-Money Laundering Compliance Officer for GE Asset Management (1999-2005)
Robert Kloby[5] (1962) Chief Compliance Officer, 2006-present	Managing Director[4], Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice President, The Prudential Insurance Company of America (1988-2000); E.F. Hutton and Company (1984-1988)

Name, Year of Birth, Position with the Fund and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held
J. Christopher Jackson[5] (1951) Chief Legal Officer, 2006-present	Director[4], Deutsche Asset Management (2006-present); formerly, Director, Senior Vice President, General Counsel and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

1 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
2 The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Board Member by virtue of his positions with Deutsche Asset Management.
3 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the funds.
4 Executive title, not a board directorship.
5 Address: 345 Park Avenue, New York, New York 10154.
6 Address: Two International Place, Boston, MA 02110.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 778-1482.

About the Portfolio's Advisor

Deutsche Asset Management, Inc., an indirect, wholly owned subsidiary of Deutsche Bank AG, is the Portfolio's Advisor.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

The views expressed in this report reflect those of the portfolio managers only through the end of the period of the report as stated on the cover. The managers' views are subject to change at any time based on market and other conditions and should not be construed as a recommendation.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

DWS Scudder Distributors, Inc.
222 South Riverside Plaza
Chicago, IL 60606
(800) 778-1482

vit-equ500-2 (48616 2/07)

This report must be preceded or accompanied by a prospectus. To obtain an additional prospectus, call (800) 778-1482 or your financial representative. We advise you to consider the portfolio's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the portfolio. Please read the prospectus carefully before you invest.The portfolio is subject to investment risks, including possible loss of principal amount invested. There is no guarantee that the portfolio will be able to mirror the S&P 500® Index closely enough to track its performance. Please read the prospectus for specific details regarding its investments and risk profile."Standard & Poor's," "S&P, " "S&P 500," "Standard & Poor's 500" and "500" are trademarks of The McGraw-Hill Companies, Inc., and have been licensed for use by the portfolio's advisor. DWS Equity 500 Index VIP is not sponsored, endorsed, sold, nor promoted by Standard & Poor's, and Standard & Poor's makes no representation regarding the advisability of investing in the portfolio. There is no guarantee that the portfolio will be able to mirror the S&P 500® Index closely enough to track its performance. DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT
NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

ITEM 2.	CODE OF ETHICS

As of the end of the period, December 31, 2006, DWS Equity 500 Index VIP has a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The Funds’ audit committee is comprised solely of trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Funds’ Board of Trustees has determined that there are several “audit committee financial experts” serving on the Funds’ audit committee. The Board has determined that Keith R Fox, the chair of the Funds’ audit committee, qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on its review of Mr. Fox’s pertinent experience and education. The SEC has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS EQUITY 500 INDEX VIP

FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended December 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2006	$35,000	$128	$0	$0
2005	$32,300	$0	$0	$0

The above “Audit- Related Fees” were billed for agreed upon procedures performed.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas, Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.

Fiscal Year December 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2006	$155,500	$11,930	$0
2005	$268,900	$197,605	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures related to fund mergers and additional costs related to annual audits and the above “Tax Fees” were billed in connection with tax advice and agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider. The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended December 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2006	$0	$11,930	$0	$11,930
2005	$0	$197,605	$104,635	$302,240

All other engagement fees were billed for services in connection with training seminars and risk management initiatives for DeIM and other related entities that provide support for the operations of the fund.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)          The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)          There have been no changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last half-year (the registrant’s second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Equity 500 Index VIP, a series of DWS Investments VIT Funds

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	February 23, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	February 23, 2007